Exhibit 99.2

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of eOn Communications Corporation (“Registrant”) I, Lanny N. Lambert, Chief Financial Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: December 13, 2002	/S/ LANNY N. LAMBERT

Lanny N. Lambert Chief Financial Officer